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                                                                     Exhibit 1.1
                                                                     -----------



                     DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
            DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

                           Asset Backed Certificates

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                                          [DATE]


[NAME OF LEAD UNDERWRITER]


 Acting on behalf of itself and, if applicable, as the Representative of the several Underwriters named in Schedule 1 to the Terms Agreement (in either such capacity sometimes herein the "Representative")


[Address]


Ladies and Gentlemen:

     Section 1.    Introductory.  Deutsche Floorplan Receivables, L.P., a
                   ------------
Delaware limited partnership (the "Depositor"), proposes to sell Asset Backed Certificates (the "Certificates" or the "Securities") from time to time in one or more series (each, a "Series"). Each Series, which may include one or more classes of Certificates, will be issued by the Distribution Financial Services Floorplan Master Trust (the "Trust") formed pursuant to the Pooling and Servicing Agreement as amended and restated as of October 1, 1996 (as the same may be amended, amended and restated or otherwise modified from time to time, the "Pooling and Servicing Agreement") among the Seller, Deutsche Financial Services Corporation, as Servicer, and the trustee specified therein (the "Trustee"). Each Certificate will represent a fractional undivided interest in the related Trust. The assets of the Trust (the "Trust Property") will include, among other things, a pool of dealer floorplan receivables (the "Receivables")

     The Securities are more fully described in the Registration Statement (as defined herein). Each Series of Securities and any classes of Securities (each, a "Class") within such Series may vary as to, among other things, number and types of Classes, principal amount and interest rate.

     Each offering of the Securities to which this Underwriting Agreement applies will be made pursuant to the Registration Statement through the Representative or through an
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underwriting syndicate managed by the Representative. Whenever the Seller determines to make such an offering of Securities of a Series, it will enter into an appropriate agreement (the "Terms Agreement"), a form of which is attached hereto as Exhibit A, providing for the sale of certain classes of such Securities to, and the purchase and offering thereof by, the Representative and such other underwriters, if any, as have authorized the Representative to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include the Representative, whether acting alone in the sale of such Securities, in which case any reference herein to the Representative shall be deemed to refer to the Representative in its individual capacity as Underwriter of the Securities, or as a member of an underwriting syndicate). Such Terms Agreement shall specify the principal amount of each Class of the Securities to be issued, the Classes of Securities subject to this Underwriting Agreement, the price at which such Classes of Securities are to be purchased by the Underwriters from the Seller and the initial public offering price or prices or the method by which the price or prices at which such Securities are to be sold will be determined.

     Each such offering of Securities as to which [      ] is the sole
underwriter or acts as the Representative of the several Underwriters will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement, and this Underwriting Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities. This Underwriting Agreement is non-exclusive, and the Seller may enter into any other underwriting agreement with any other underwriter with respect to the offering and sale of Securities of a Series.

     Section 2.    Representations, Warranties and Covenants of DFS and the
                   --------------------------------------------------------
Seller.  Each of Deutsche Financial Services Corporation ("DFS") and the Seller,
------
as applicable, represents and warrants to, and agrees with, each Underwriter, as of the date of the related Terms Agreement, that:

     (a) The registration statement specified in the related Terms Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of the Securities, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act, the "Effective Date"), is hereinafter called the "Registration Statement," and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Securities of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such prospectus supplement (such prospectus supplement, including such incorporated documents, in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus" (except where the context requires otherwise). Any reference herein to the terms "amend," "amendment" or

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"supplement" with respect to the Registration Statement, the Prospectus or the
Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

     (b) The related Registration Statement, at the time it became effective, and the prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the date of the related Terms Agreement and on the related Closing Date, the Registration Statement, the Prospectus and the related Prospectus Supplement, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the Rules and Regulations; such Registration Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Prospectus and Prospectus Supplement, on the date of any filing pursuant to Rule 424(b) and on the related Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that neither DFS nor the Seller makes any representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Seller by or on behalf of the Underwriters specifically for use in the preparation thereof as specified in the related Terms Agreement or (B) any ABS Filing (as defined herein), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

     (c) DFS is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, the Seller is a limited partnership duly formed, validly existing and in good standing under the laws of its state of formation, and each of DFS and the Seller is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with power to own, lease and operate its property and conduct its business as it is currently conducted.

     (d) Each of DFS and the Seller has, and will have, the requisite power to execute and deliver each this Underwriting Agreement and each agreement and document executed by either of them in connection with the issuance and sale of the related Securities (each, an "Agreement") (as applicable) and Terms Agreement and to perform their respective obligations hereunder and thereunder.

     (e) Each of the Agreements (as applicable), Terms Agreements and this Underwriting Agreement has been, or will be, duly and validly authorized, executed and delivered by each of DFS and the Seller, and each of the Agreements (as applicable), Terms Agreements and this Underwriting Agreement constitutes, or will constitute, the valid, legal

                                       3
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and binding obligation of each of DFS and the Seller, enforceable against each of DFS and the Seller in accordance with its terms.

     (f) The Securities of each Series conform, or will conform as of the related Closing Date, to the description thereof contained in the Registration Statement, the Prospectus, and the related Prospectus Supplement; and the Securities of such Series, on the related Closing Date, will have been duly and validly authorized and, when such Securities are duly and validly executed, issued and delivered in accordance with the related Agreement, and sold to the Underwriters as provided herein and in the related Terms Agreement, will each be validly issued and outstanding and entitled to the benefits of such, Agreement.

     (g) Neither the execution and delivery by DFS or the Seller of any Agreement (as applicable), Terms Agreement or this Underwriting Agreement nor the consummation by DFS or the Seller of the transactions contemplated herein or therein, nor the issuance of the Securities of a Series by a Trust or the public offering thereof as contemplated in the Prospectus and the applicable Prospectus Supplement, will conflict in any material respect with or result in a material breach of, or constitute a material default (with notice or passage of time or both) under, or result in the imposition of any lien, pledge, charge, encumbrance, adverse claim or other security interest of any other person (collectively, "Liens") upon any of the property or assets of DFS or the Seller (except as required or permitted pursuant thereto or hereto), pursuant to any material mortgage, indenture, loan agreement, contract or other instrument to which DFS or the Seller is party or by which either of them is bound, nor will such action result in any violation of any provisions of any applicable law, administrative regulation or administrative or court decree, the certificate of incorporation or by-laws of DFS or the Seller. Neither DFS nor the Seller is in violation of its certificate of incorporation or certificate of limited partnership, as applicable, in default in any material respect in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease, trust agreement, transfer and servicing agreement or other instrument to which it is a party or by which it may be bound, or to which any material portion of its property or assets is subject.

     (h) No legal or governmental proceedings are pending to which DFS or the Seller is a party or of which any property of DFS or the Seller is the subject, which if determined adversely to DFS or the Seller would, individually or in the aggregate, have a material adverse effect on the financial position, shareholders' equity or results of operations of DFS or the Seller; and to the best of DFS's or the Seller's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     (i) No consent, approval, authorization or order of, or registration, filing or declaration with, any court or governmental agency or body is required, or will be required, in connection with (i) the execution and delivery by DFS or the Seller of any Agreement (as applicable), Terms Agreement or this Underwriting Agreement or the performance by DFS or the Seller of any Agreement (as applicable), Terms Agreement or this Underwriting Agreement or (ii) the offer, sale or delivery of the Securities of any Series, except such as shall have been obtained or made, as the case may be, or will be obtained or made, as the case may be, prior to the applicable Closing Date, or will not materially adversely affect the ability of DFS or the Seller to perform its obligations under any Agreement (as applicable),

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Terms Agreement or this Underwriting Agreement.

     (j) Each of DFS and the Seller possesses, and will possess, all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus and Prospectus Supplement, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Securities of any Series or the financial condition of DFS or the Seller, and neither DFS nor the Seller has received, nor will have received as of each Closing Date, any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of its business, operations or financial condition.

     (k) On the related Closing Date, (i) the Seller or the Trust will have good and marketable title to the related Receivables, free and clear of any Lien, except to the extent permitted in the applicable Agreement, (ii) the Seller will not have assigned to any person any of its right, title or interest in such Receivables or in the applicable Agreement, and (iii) the Seller will have the power and authority to sell such Receivables to the Trust.

     (l) The properties and businesses of each of DFS and the Seller conform, and will conform, in all material respects, to the descriptions thereof contained in the Prospectus and the Prospectus Supplements.

     (m) Since the date as of which information is given in the Registration Statement, there has not been any material adverse change in the business or net worth of the Seller or DFS.

     Section 3.    Purchase, Sale and Delivery of Securities.  (a)  On the
                   -----------------------------------------
basis of the representations, warranties and agreements contained in this Underwriting Agreement and in the Terms Agreement for a particular offering of Securities, but subject to the terms and conditions set forth in this Underwriting Agreement and subject to the execution of such Terms Agreement, the Seller agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Seller, the respective original principal amounts of the related Securities set forth in the related Terms Agreement opposite the name of such Underwriter, plus any additional original principal amount of Securities which such Underwriter may be obligated to purchase pursuant to Section 12 hereof, at the purchase price therefor set forth in such Terms Agreement.

     The parties hereto agree that settlement for all securities sold pursuant to this Underwriting Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Exchange Act.

     (b) Against payment of the purchase price specified in the applicable Terms Agreement in same day funds drawn to the order of the Seller (or paid by such other manner as may be agreed upon by the Seller and the Representative), the Seller will deliver the related Securities of a Series to the Underwriters at the offices of Mayer, Brown & Platt, 190

                                       5
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South LaSalle Street, Chicago, Illinois 60603 at such time as shall be specified in such Terms Agreement, or at such other place and time as the Representative and the Seller shall agree upon, each such time being herein referred to as a "Closing Date." The Securities of each Series will initially be in definitive, fully registered form or will be maintained through the facilities of The Depository Trust Company, as indicated in the applicable Prospectus Supplement.

     Section 4.    Public Offering of Securities.  It is understood by the
                   -----------------------------
parties hereto that, after the Registration Statement becomes effective, the Underwriters propose to offer the Securities for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     Section 5.    Covenants of DFS and the Seller.  Each of DFS and the Seller
                   -------------------------------
jointly and severally covenants and agrees with each Underwriter:

     (a) That immediately following the execution of each Terms Agreement, the Seller shall prepare a Prospectus Supplement setting forth the amount of Securities covered thereby and the terms thereof not otherwise specified in the Prospectus, the price at which such Securities are to be purchased by the Underwriters from the Seller, either the initial public offering price or the method by which the price at which such Securities are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as the Representative and the Seller deem appropriate in connection with the offering of such Securities; provided, however, that each of DFS and the Seller shall make no amendment or supplement to the Registration Statement affecting or relating to any material extent to the Securities of a Series to which this Underwriting Agreement relates, and shall make no amendment or supplement to the Prospectus or the Prospectus Supplement without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same, and shall not file any such amendment or supplement to which the Representative shall reasonably object; and, provided further, that each of DFS and the Seller shall advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or the Prospectus Supplement or any amended Prospectus or Prospectus Supplement has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Securities of a Series for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Prospectus Supplement or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any Prospectus or Prospectus Supplement relating to the Securities of a Series or suspending any such qualification, promptly shall use its best efforts to obtain its withdrawal.

     (b) That the Seller shall cause any Computational Materials and any Structural Term Sheets (each as defined herein) with respect to the Securities of a Series that are delivered by an Underwriter to the Seller pursuant to
Section 9 to be filed with the Commission on a Current Report on Form 8-K (an "ABS Filing") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on

                                       6
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which such Computational Materials and Structural Term Sheets are delivered to counsel for the Seller by an Underwriter prior to 1:00 p.m. New York time and
(ii) the date on which the related Prospectus Supplement is first made available to the public. The Seller shall cause any Collateral Term Sheet with respect to the Securities of a Series that is delivered by the Representative to the Seller in accordance with the provisions of Section 10 to be filed with the Commission on an ABS Filing pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Seller by the Representative. Each such ABS Filing shall be incorporated by reference in the related Prospectus and the related Registration Statement.

     (c) Promptly from time to time to take such action as the Representative may reasonably request in order to qualify the Securities of a Series for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Securities; provided, that in connection therewith neither DFS nor the Seller shall be required to qualify as a foreign corporation to do business or to file a general consent to service of process in any jurisdiction.

     (d) To furnish to each Underwriter copies of the Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as such Underwriter may from time to time reasonably request; and, if the delivery of a Prospectus or Prospectus Supplement shall be at the time required by law in connection with sales of the Securities of a Series and either (i) any event shall have occurred as a result of which the Prospectus or Prospectus Supplement would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or Prospectus Supplement, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus or Prospectus Supplement which will correct such statement or omission or effect such compliance, or if it is necessary at any time to amend or supplement the Prospectus or Prospectus Supplement to comply with the Act or the Rules and Regulations, the Seller will promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance; provided, however, that the Seller will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or Structural Term Sheets that are furnished to the Seller by the Underwriters pursuant to Section 9(c) hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Seller by the Underwriters pursuant to Section 10(c) hereof which are required to be filed in accordance therewith.

     (e) To file or cause to be filed with the Commission all reports required to be filed with respect to each Series pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange

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Act.

     (f) So long as any of the Securities of a Series are outstanding, to furnish each Underwriter copies of all reports or other communications (financial or other) furnished to holders of such Securities, and to deliver to the Underwriters during such same period (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission and (ii) such additional information concerning the business and financial condition of the Seller as such Underwriter may from time to time reasonably request.

     (g) To pay all expenses (other than fees of counsel for the Underwriters, except as provided below) incident to the performance of the obligations under this Underwriting Agreement and the related Terms Agreement, including:

         (i) the word processing, printing and filing of the Registration Statement as originally filed and of each amendment thereto;

         (ii) the reproduction of this Underwriting Agreement and the related Terms Agreement;

         (iii) the preparation, printing, issuance and delivery of the Securities of each Series to the Underwriters;

         (iv) the fees and disbursements of counsel and accountants for DFS and/or the Seller;

         (v) the qualification of the Securities of a Series under securities laws in accordance with the provisions of Section 5(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey;

         (vi) if requested by the Representative, the determination of the eligibility of the Securities for investment and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Legal Investment Memorandum;

         (vii) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectus and Prospectus Supplement and any amendments or supplements thereto;

         (viii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and, if requested by the Representative, the Legal Investment Memorandum, if any;

         (ix)   the fees of any rating agency rating the Securities of a Series;
     and

         (x)    the fees and expenses of each Trustee and its counsel.

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     If the sale of the Securities of a Series is not consummated by reason of any failure, refusal or inability on the part of DFS or the Seller to perform any agreement on its part to be performed, or because any condition of the Underwriters' obligations hereunder required to be fulfilled shall not have been fulfilled (other than as a result of any breach or default by the Underwriters), each of DFS and the Seller shall jointly and severally be obligated to reimburse the Underwriters for all out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. For purposes of the preceding sentence, the conditions in clauses (ii) and (iii) of Section 6(d) shall not be conditions required to be fulfilled by DFS or the Seller.

     (h) So long as the Securities of a Series are outstanding, or until such time as each Underwriter shall cease to maintain a secondary market in such Securities, whichever occurs first, to deliver to each Underwriter all statements and reports furnished to the Trustee pursuant the applicable Agreement, as soon as such statements and reports are furnished to such Trustee.

     (i) From and after the related Closing Date, not to take any action inconsistent with the Trust's ownership of the related Receivables other than as permitted by the applicable Agreement.

     (j) To the extent, if any, that the rating provided with respect to any Class of Securities of a Series by a rating agency or agencies that initially rate such Securities is conditional upon the furnishing of documents or the taking of any other actions by DFS and/or the Seller, to furnish such documents and take any such other actions.

     (k) That during the period when a prospectus is required by law to be delivered in connection with the sale of the Securities of a Series pursuant to this Underwriting Agreement and the related Terms Agreement, the Seller will file, or cause the Trustee to file on behalf of the Trust, on a timely and complete basis, all documents that are required to be filed by such Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

     Section 6.    Conditions Precedent to the Obligations of the Underwriters.
                   -----------------------------------------------------------
The obligation of the Underwriters to purchase and pay for the Securities of a Series is subject to the accuracy of the representations and warranties on the part of DFS and the Seller herein and in the related Terms Agreement as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of officers of DFS and the Seller made pursuant to the provisions hereof and thereof, to the performance by each of DFS and the Seller of its obligations hereunder and thereunder and to the following additional conditions precedent:

     (a) The Registration Statement shall have become effective not later than 4:00 p.m., New York time, on the day following the date of this Underwriting Agreement or such later date as shall have been consented to by the Representative; and prior to the related Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of DFS or the Seller, shall be contemplated by the Commission. If the Seller has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities of a Series and any price-related information previously omitted from the effective Registration

Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the related Closing Date the Seller shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

     (b) Each of DFS and the Seller shall have delivered on or before the related Closing Date to the Representative a certificate, dated as of such Closing Date, signed by the president, a senior vice president or a vice president of DFS or of the general partner of the Seller, as the case may be, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, each related Agreement and this Underwriting Agreement and related Terms Agreement and that:

         (i) to the best of such officer's knowledge, the representations and warranties of DFS and/or the Seller, as the case may be, in this Underwriting Agreement and the related Terms Agreement are true and correct in all material respects at and as of such Closing Date with the same effect as if made on such Closing Date;

         (ii) each of DFS and the Seller, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

         (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to DFS's or the Seller's knowledge, threatened as of such Closing Date; and

         (iv) nothing has come to such person's attention that would lead such person to believe that the Prospectus as amended and supplemented as of such Closing Date contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (c) Since the respective dates as of which information is given in the Prospectus and Prospectus Supplement, there shall not have occurred any material adverse change or any development involving a prospective material adverse change in or affecting particularly the business or assets of the related Trust, the Seller or DFS or any material adverse change in the financial position or results or operations of such Trust, the Seller or DFS otherwise than as set forth or contemplated in the Prospectus and Prospectus Supplement, which in any such case makes it impracticable or inadvisable in the Representative's judgment to proceed with the public offering or the delivery of the related Securities on the terms and in the manner contemplated in the related Terms Agreement and Prospectus and Prospectus Supplement.

     (d) Subsequent to the execution and delivery of a Terms Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business, financial condition or properties of DFS or the Seller which, in the Representative's judgment, materially impairs the investment quality of the related Securities, (ii) any material adverse change in the financial markets in the United States or any outbreak of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market such Securities or to enforce contracts for the sale of such Securities, (iii) the suspension of trading generally by either the American Stock Exchange or the New York Stock Exchange, or the establishment of minimum or maximum prices or ranges of prices, by either of such exchanges or by order of the Commission or any other governmental authority, or any banking moratorium declared by Federal, Missouri or New York authorities or (iv) any event that would constitute a default under such Terms Agreement or this Underwriting Agreement or default in the performance of DFS's or the Seller's obligations under any related Agreement or which, with the passage of time or the giving of notice or both, would constitute such default.

      (e) The Representative shall have received from counsel (who shall be reasonably satisfactory to the Representative) for DFS and the Seller, an opinion, dated the related Closing Date, addressed to the Underwriters and reasonably satisfactory in form and substance to the Representative and to counsel to the Underwriters.

      (f) The Representative shall have received from counsel (who shall be satisfactory to the Representative) for the Seller, an opinion, dated the related Closing Date and satisfactory in form and substance to the Representative and to counsel to the Underwriters, to the effect that the information in the Prospectus and Prospectus Supplement under the heading "State and Local Tax Consequences," to the extent it constitutes matters of Missouri law or legal conclusions with respect thereto, has been reviewed by such counsel and is correct in all material respects.

      (g) The Representative shall have received from counsel (who shall be reasonably satisfactory to the Representative) for DFS and the Seller, an opinion, dated the related Closing Date, addressed to the Underwriters and reasonably satisfactory in form and substance to the Representative and to counsel to the Underwriters, relating to certain insolvency and bankruptcy matters and federal income tax matters.

      (h) The Representative shall have received from counsel (who shall be reasonably satisfactory to the Representative) for the Trustee, an opinion, dated the related Closing Date, addressed to the Underwriters, DFS and the Seller and reasonably satisfactory in form and substance to the Representative and to counsel to the Underwriters.

      (i) The Representative shall have received an officer's certificate dated the related Closing Date of the chairman of the board, the president, an executive vice president or the treasurer of the Trustee in which such officer shall state that, to the best of his/her knowledge after reasonable investigation, the representations and warranties of the Trustee contained in the related Agreement are true and correct in all material respects, and that such Trustee has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied under the related Agreement at or prior to such Closing Date.

      (j) The Trustee shall have furnished to the Representative a certificate of the

Trustee, signed by one or more duly authorized officers of the Trustee, dated the related Closing Date, as to the due acceptance of the related Agreement by the Trustee and the due execution and delivery of the Securities of such Series by the Trustee thereunder and such other matters as the Representative shall reasonably request.

      (k) Counsel to DFS and the Seller shall have furnished to the Representative any opinions supplied to the rating agencies relating to certain matters with respect to the Securities of a Series, which opinions shall also be addressed to the Underwriters. Drafts of such opinions shall have been furnished to the Representative no later than five business days prior to the related Closing Date.

      (l) The Representative shall have received a letter, dated the related Closing Date and addressed to the Underwriters, from certified public accountants (who shall be satisfactory to the Representative), substantially in the form approved by the Representative and counsel to the Underwriters.

      (m) The Representative shall have received a copy of (i) a file-stamped acknowledgment copy of each UCC-1 financing statement on Form UCC-1 appropriately filed with respect to the transfer of the related Receivables by DFS to the Seller, identifying such Receivables as collateral and naming DFS as debtor and the Seller as the secured party and (ii) a file-stamped acknowledgment copy of each UCC-1 financing statement on Form UCC-1 appropriately filed with respect to the transfer of the related Receivables by the Seller to the Trustee pursuant to the related Agreement, identifying such Receivables as collateral and naming the Seller as debtor and the Trust as the secured party.

      (n) All documents incident to the Agreements, Terms Agreements and this Underwriting Agreement shall be reasonably satisfactory in form and substance to the Representative and counsel to the Underwriters; and all actions taken by the Seller to authorize the offering and sale of the Securities of a Series shall be reasonably satisfactory in form and substance to the Representative and counsel to the Underwriters; and DFS and/or the Seller shall furnish the Representative and counsel to the Underwriters with such other opinions, certificates, letters and documents as the Representative or counsel to the Underwriters shall reasonably request.

      (o) The Securities of the related Series shall have received the ratings specified in the related Terms Agreement.

      (p) On or prior to the related Closing Date, there has been no downgrading, nor has any notice been given of (i) any intended or possible downgrading or (ii) any review or possible changes in rating the direction of which has not been indicated, in the rating accorded and originally requested by and paid for by or on behalf of the Seller relating to any previously issued asset-backed securities of the Trust by any "nationally recognized statistical rating organization" (as such terms is defined for purposes of the Exchange
Act).

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement (with respect to the related Securities) and the related Terms Agreement may be terminated by the Representative by notice to the

Seller at any time at or prior to the related Closing Date, and such termination shall be without liability of any party to any other party except as provided in
Section 5 hereof.

      Section 7.    Indemnification and Contribution.  (a)  Each of DFS and the
                    --------------------------------
Seller shall, jointly and severally, indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of
Section 15 of the Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Seller and DFS (which consent shall not be unreasonably withheld); and

          (iii) against any and all expense whatsoever (including, subject to Section 7(c) hereof, the reasonable fees and disbursements of counsel chosen by the Representative) incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this Section 7 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made (A) in reliance upon and in conformity with written information furnished to the Seller by the Representative expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and set forth in the Prospectus and in the Prospectus Supplement, in each case as specified in the related Terms Agreement, or (B) in any ABS Filing or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) from an error (a "Pool Error") in the information concerning the characteristics of the Receivables furnished by the Seller to the Underwriter in writing or by electronic transmission that was used in the preparation of any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such ABS Filing (or amendment or supplement thereof).

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Seller and DFS, each of their respective directors, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Seller and DFS, respectively, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to (i) untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Seller through the Representative expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto), in each case as specified in the related Terms Agreement, or (ii) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Seller by such Underwriter through the Representative pursuant to Section 9 or Section 10, or directly by such Underwriter, to the extent that such materials were delivered to investors by such Underwriter, and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Pool Error).

      (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this Section 7. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      Section 8.    Contribution.  In order to provide for just and equitable
                    ------------
contribution in circumstances in which the indemnity agreement provided for in
Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Seller and DFS, jointly and severally, on the one hand, and the Underwriters (as applicable), on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said Section 7 incurred by the Seller, DFS and one or more Underwriters, as incurred, in such proportions that each applicable Underwriter is responsible for that portion represented by the percentage that the underwriting discount received by it bears to the initial public offering price of the related Series of Securities, and the Seller and DFS shall be jointly and severally responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the other provisions of this Section 8, an Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which such Securities were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act shall have the same rights to contribution as such Underwriter and each officer of the Seller or DFS who signed the Registration Statement, and each person, if any, who controls the Seller or DFS within the meaning of Section 15 of the Act shall have the same rights to contribution as the Seller and DFS.

      Section 9.    Computational Materials and Structural Term Sheets.  (a)
                    --------------------------------------------------
Not later than 5 p.m., New York time, on the business day before the date on which the applicable ABS Filing relating to the Securities of a Series is required to be filed by the Seller with the Commission pursuant to Section 5(b) hereof, the Representative shall deliver to the Seller a complete copy of all materials provided by the Underwriters to prospective investors in such Securities that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994, issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letters (such materials being the "Computational Materials") and (ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995, issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets"); prior to such delivery by the Representative to the Seller of such materials, the Representative shall notify, or cause to be notified, the Seller or its counsel by telephone of its intention to deliver such materials and the approximate date on which such delivery of such materials is expected to occur.

     (b) Each Underwriter represents and warrants to and agrees with the Seller, as of the date of the related Terms Agreement and as of the related Closing Date, that:

         (i)    the Computational Materials furnished to the Seller pursuant to
     Section 9(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter prior to the time of delivery thereof to the Seller that are required to be filed with the Commission with respect to the related Securities in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters; and

         (ii)   the Structural Term Sheets furnished to the Seller pursuant to
     Section 9(a) constitute all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Seller that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Securities in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter.

     (c) If, at any time when a prospectus relating to the Securities of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus and Prospectus Supplement as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by the Underwriters pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any ABS Filing relating to any Computational Materials or Structural Term Sheets to comply with the Act or the Rules and Regulations, the Representative promptly will prepare and furnish to the Seller for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance.

      Section 10.   Collateral Term Sheets.  (a)  Prior to the delivery of any
                    ----------------------
"Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets" and together with Structural Term Sheets, referred to herein as "ABS Term Sheets"), to a prospective investor in Securities of a Series, the Representative shall, in order to facilitate the timely filing of such material with the Commission, notify the Seller and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 2 p.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in such Securities, the Representative shall deliver to the Seller a complete copy of all materials provided by the Underwriters to prospective investors in the Securities that constitute "Collateral Term Sheets." At the time of each such delivery, the Representative shall indicate in writing that the materials being delivered constitute Collateral Term Sheets.

      (b) Each Underwriter represents and warrants to and agrees with the Seller as of the date of the related Terms Agreement and as of the related Closing Date, that the Collateral Term Sheets furnished to the Seller pursuant to
Section 10(a) constitute all of the materials furnished to prospective investors by such Underwriter prior to time of delivery thereof to the Seller that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Securities in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter.

      (c) If, at any time when a prospectus relating to the Securities of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus and Prospectus Supplement as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by the Underwriters pursuant to this Section 10 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any ABS Filing relating to any Collateral Term Sheets to comply with the Act or the Rules and Regulations, the Representative promptly will prepare and furnish to the Seller for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance.

     Section 11.   Survival of Representations and Obligations.  The respective
                   -------------------------------------------
indemnities, agreements, representations, warranties and other statements of each of DFS, the Seller or its officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, DFS, the Seller or any of their respective representatives, officers or directors of any controlling person, and will survive delivery of and payment for the related Securities.

     Section 12.   Default by One or More of the Underwriters.  If one or more
                   ------------------------------------------
of the Underwriters shall fail on a Closing Date to purchase the related Securities which it or they are obligated to purchase under this Underwriting Agreement and the applicable Terms Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth and under the applicable Terms Agreement; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the principal amount of Defaulted Securities does not exceed 10% of the principal amount of such Series of Securities to be purchased pursuant to such Terms Agreement, each of the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the principal amount of Defaulted Securities exceeds 10% of the principal amount of such Series of Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 12 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of the related Terms Agreement, either the Representative or the Seller shall have the right to postpone the related Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, Prospectus or Prospectus Supplement or in any other documents or arrangements.

     Section 13.   Notices.  All communications hereunder will be in writing
                   -------
and:

         (i) if sent to the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Representative at:

               ______________________________
               ______________________________
               ______________________________
               Attention: ___________________
               Telephone: ___________________
               Facsimile: __________________;

               with a copy to:

               ______________________________
               ______________________________
               ______________________________
               Attention: ___________________
               Telephone: ___________________
               Facsimile: __________________;

         (ii) if sent to the Seller, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

               Deutsche Floorplan Receivables, L.P.
               655 Maryville Centre Drive
               St. Louis, Missouri  63141
               Attention:  Richard Schumacher;

         (iii) if sent to DFS, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

               Deutsche Financial Services Corporation
               655 Maryville Centre Drive
               St. Louis, Missouri  63141
               Attention: Richard Schumacher
               Telephone:  (314) 523-3950
               Facsimile:  (314) 523-3993;

or to such other address as DFS, the Seller or the Representative may designate in writing to the other parties hereto.

     Section 14.   Successors.  This Underwriting Agreement will inure to the
                   ----------
benefit of and be binding upon the Underwriters, DFS and the Seller and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligations hereunder.

     Section 15.   Governing Law.  THIS UNDERWRITING AGREEMENT SHALL BE
                   -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR

FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERWRITING AGREEMENT AND ANY TERMS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT, AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OF PROCEEDING.

      Section 16.   Nonpetition Covenant.  Notwithstanding any prior termination
                    --------------------
of this Underwriting Agreement or any Terms Agreement, the Underwriters shall not acquiesce, petition or otherwise invoke or cause the Seller or the general partner of the Seller or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the general partner of the Seller or the Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the general partner of the Seller or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller of the general partner of the Seller or the Trust.

      Section 17.   Counterparts.  This Underwriting Agreement may be executed
                    ------------
by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement between the Underwriters, the Seller and DFS.

                         Very truly yours,

                         DEUTSCHE FLOORPLAN RECEIVABLES, L.P.

                         By: Deutsche Floorplan Receivables, Inc., its general partner

                         By:  __________________________________________________
                              Name:
                              Title:

                         By:  __________________________________________________
                              Name:
                              Title:


                         DEUTSCHE FINANCIAL SERVICES CORPORATION

                         By:  __________________________________________________
                              Name:
                              Title:

                         By:  __________________________________________________
                              Name:
                              Title:


Accepted in New York, New York,
as of the date hereof:

[          ]

By:______________________________
   Name:
   Title:

By:______________________________
   Name:
   Title:

Acting on behalf of itself and, if applicable, as the Representative of the Underwriters named in the related Terms Agreement.

                                   EXHIBIT A


                     DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
            DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST

                           Asset Backed Certificates

                                TERMS AGREEMENT
                                ---------------



                                                                          [Date]



To:  Deutsche Floorplan Receivables, L.P.

Re:  Underwriting Agreement dated as of [          ] (the "Standard Terms," and
     together with this Terms Agreement, the "Agreement").
     Series Designation:  Series ____.
     ------------------

     Terms of the Series         Securities: Distribution Financial Services
     --------------------------------------
Floorplan Master Trust Series ____-__ Asset Backed Certificates, Class __, Class __, Class __, Class __, Class __, Class __ and Class __ Certificates (the "Securities") will evidence beneficial ownership interest in a pool of Receivables having the characteristics described in the Prospectus Supplement dated the date hereof. Only the Class __, Class __, Class __, Class __ and Class __ Certificates (collectively, the "Offered Securities") are being sold pursuant to the terms hereof.

     Registration Statement:  File Number 333-74457
     ----------------------

     Ratings:  It is a condition of Closing that at the Closing Date the Class
     -------
__ and Class __ Securities be rated "____" by _______________ ("____") and "___"
by _____________ ("_____"); that the Class __ Securities be rated "___" by ____
and "___" by ____; that the Class __ Securities be rated "__" by ____ and "__" by _______.

     Terms of Sale of Offered Securities:  The Seller agrees to sell to [      ]
     -----------------------------------
[and ______________________________ (the "Underwriter[s]")] [and
___________________ each] agree[s][, severally and not jointly,] to purchase from the Seller the Offered Securities in the principal amounts and prices set forth beneath their [respective] name[s] on Schedule 1. The purchase price for each class of the Offered Securities shall be the applicable Purchase Price Percentage set forth in Schedule 1 multiplied by the applicable principal amount.

     Cut-off Date:  [Date]
     ------------

     Closing Date:  10:00 A.M., New York time, on or about [Date].  On the
     ------------
Closing Date, the Seller will deliver the Offered Securities to the Underwriters against payment therefor.

     Underwriter-Provided Information:  The Seller and DFS each acknowledge and
     --------------------------------
agree that the information set forth in (i) the table immediately following the _______ paragraph under the caption "Underwriting" in the Prospectus Supplement dated [Date], (ii) the _______ and _______ paragraphs under such caption in such Prospectus Supplement and (iii) the table immediately following the _______ paragraph under such caption in such Prospectus Supplement, as such information relates to the Securities, constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus or the Prospectus Supplement, and the Underwriters confirm that such statements are correct.

     Incorporation of the Standard Terms:  Each of the provisions of the
     -----------------------------------
Standard Terms is incorporated herein by reference in its entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein and each of the representations and warranties set forth therein shall be deemed to have been made on and as of the date of this Terms Agreement, and the Standard Terms and this Terms Agreement shall be construed as, together, one and the same agreement. Without limiting the foregoing, Sections 14 through 17 of the Standard Terms are incorporated herein by reference in their entirety.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Underwriters, Deutsche Floorplan Receivables, L.P. and Deutsche Financial Services Corporation.


                              Very truly yours,

                              [                      ]

                              By:  ____________________________________
                                   Name:
                                   Title:

                              By:  ____________________________________
                                   Name:
                                   Title:

                              [Acting on behalf of itself and as the
                              Representative of the Underwriters named herein.]

Accepted in New York, New York,
as of the date hereof:

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.

By:  Deutsche Floorplan Receivables, Inc., its
     general partner

By:  ___________________________________________
     Name:
     Title:

By:  ___________________________________________
     Name:
     Title:

DEUTSCHE FINANCIAL SERVICES CORPORATION

By:  ___________________________________________
     Name:
     Title:

By:  ___________________________________________
     Name:
     Title:

                                  Schedule 1
                                  ----------

Class    Interest                Purchase      Approximate     Approximate
-----
           Rate     Initial       Price           Amount          Amount
         --------
                   Principal   Percentage      Purchased by    Purchased by
                               ----------
                   Amount (1)                [              ]  [          ]
                   ----------                ----------------  ------------
Class              $                      %         $               $
Class              $                      %         $               $
Class              $                      %         $               $
Class              $                      %         $               $
Class              $                      %         $               $
Total              $                      %         $               $

(1)    Approximate.